SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 25, 1997



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


  VIRGINIA               333-10635              54-1816010
  (State of             (Commission           (IRS Employer
incorporation)          File Number)       Identification No.)


         306 EAST MAIN STREET
         RICHMOND, VIRGINIA                                       23219
         (Address of principal                                  (Zip Code)
          executive offices)



       Registrant's telephone number, including area code: (804) 643-1761


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                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                    FORM 8-K

                                      Index

Item 2.  Acquisition or Disposition of Assets


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         a.       Independent Auditors' Report
                  (The Arbors on Forest Ridge Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (The Arbors on Forest Ridge Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (The Arbors on Forest Ridge Apartments)*

         b. Pro Forma Statement of Operations for the Three Months ended March 31, 1997 (unaudited)*

                  Pro Forma Balance Sheet as of
                  March 31, 1997 (unaudited)*

                  Pro Forma Statement of Operations
                  for the Year ended December 31, 1996
                  (unaudited)*

         c.       Exhibits

                  10.1     Purchase Contract for The Arbors on Forest Ridge
                           Apartments

                  10.2 Property Management Agreement for The Arbors on Forest Ridge Apartments

                  23.1     Consent of Independent Auditors*


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* To be filed by amendment.

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Item 2.  Acquisition or Disposition of Assets


                      THE ARBORS ON FOREST RIDGE APARTMENTS
                                 Bedford, Texas


         On April 25, 1997, Apple Residential Income Trust, Inc. (The "Company") purchased The Arbors on Forest Ridge Apartments, a 210-unit apartment complex having an address of 2200 Forest Ridge Drive, Bedford, Texas (the "Property").

         The seller was unaffiliated with the Company, the Company's advisor (the "Advisor") and their affiliates. The purchase price was $7,748,906.70. The Company borrowed the entire purchase price under the Company's unsecured line of credit with First Union National Bank of Virginia. The Company plans to repay this borrowed amount using proceeds from the future sale of its Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The Property is located in Bedford within Tarrant County, which is part of "The Metroplex." The following information is based in part upon information provided by the Dallas Chamber of Commerce. The Dallas/Fort Worth Metroplex is in the north-central part of Texas and is composed of nine counties. The 1996 population of The Metroplex was approximately 4,400,000. Dallas is the second largest city in the state, behind Houston.

         The economy of the Dallas/Fort Worth area is complex and diversified. Key economic factors include a large manufacturing base (including as products military hardware, electronics, automobiles, industrial equipment, oil-field parts, food products and chemicals), banking, insurance services, communications, oil and gas production and air transportation. Major employers in the area include Texas Instruments, Southwestern Bell, General Motors, J. C. Penney, NationsBank and Vought Aircraft Company.

         The Metroplex is also an established transportation center for the nation. The Dallas/Fort Worth International Airport occupies approximately 17,800 acres of land between the two cities. It is the largest commercial airport in the United States in terms of land area, and is the fourth busiest airport in the world, with 1,700 daily arrivals and departures.

         The area also has a well-established system of interstate highways and supporting secondary routes. The Metroplex is located at the hub of Interstates 35, 45, 20 and 30. Two outer

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loops, Interstate 635 in Dallas and Interstate 820 in Fort Worth, surround the respective cities.

         The many institutions of higher learning in the area include Southern Methodist University, the University of Texas at Dallas, the University of Texas at Arlington, the University of North Texas, and Texas Christian University.

         Bedford is located between Dallas and Fort Worth, being approximately 15 miles east of the Fort Worth central business district and approximately 20 miles west of the Dallas central business district. The immediate area surrounding the Property consists of other multi-family and single-family housing and commercial and retail development. The Property is located near restaurants, businesses, schools and churches, and is readily accessible from Interstates 121 and 183. The Property is an approximately 10-minute drive from the Dallas/Fort Worth International Airport.

         Description of the Property. The Property consists of 210 garden-style apartment units located in 19 two-story buildings on approximately 8.9 acres of land. The Property was completed in 1986.

         The Company believes that the Property has generally been well maintained and is generally in good condition. However the Company had budgeted $210,000 for repairs and improvements, including painting, siding repairs, pool renovations and clubhouse renovations.

         The Property offers a variety of unit types. The unit mix and rents currently being charged new tenants as of April 1997 are as follows:


                                             Approximate
                                               Interior
Quantity             Type                   Square Footage       Monthly Rental
--------             ----                   --------------       --------------
   8            Contemporary One                 581                   $456
                Bedroom/One Bath
                Basic
  10            Contemporary One                 581                    466
                Bedroom/One Bath
                w/Fireplace
   2            Contemporary One                 604                    461
                Bedroom/One Bath
                large


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                                             Approximate
                                               Interior
Quantity             Type                   Square Footage       Monthly Rental
--------             ----                   --------------       --------------
   8            Contemporary One                 615                    471
                Bedroom/One Bath
                large w/Fireplace
   9            Luxury One                       684                    536
                Bedroom/One Bath
                Down
   9            Luxury One                       684                    541
                Bedroom/One Bath Up
  14            Luxury One                       684                    541
                Bedroom/One Bath
                Down w/Fireplace
  14            Luxury One                       684                    546
                Bedroom/One Bath Up
                w/Fireplace
   8            Luxury One                       684                    552
                Bedroom/One Bath
                w/View
  12            Luxury One                       684                    557
                Bedroom/One Bath
                w/View w/Fireplace
   8            Conventional One                 716                    536
                Bedroom/One Bath
                Lofted Study
  11            Conventional One                 716                    541
                Bedroom/One Bath
                Lofted Study
                w/Fireplace
   9            Conventional One                 750                    550
                Bedroom/One Bath
                Lofted Study Large
                w/Fireplace
  12            Executive One                    775                    572
                Bedroom/One Bath
                Down
  12            Executive One                    775                    582
                Bedroom/One Bath Up


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                                             Approximate
                                              Interior
Quantity            Type                    Square Footage       Monthly Rental
--------            ----                    --------------       --------------
  12            Executive One                    775                    582
                Bedroom/One Bath
                Down w/Fireplace
  12            Executive One                    775                    593
                Bedroom/One Bath Up
                w/Fireplace
  10            Executive One                    871                    640
                Bedroom/One Bath
                Study Down
  10            Executive One                    893                    651
                Bedroom/One Bath
                Study Up
   4            Executive One                    871                    651
                Bedroom/One Bath
                Study Down
                w/Fireplace
   4            Executive One                    893                    661
                Bedroom/One Bath
                Study Up w/Fireplace
   6            Executive One                    871                    661
                Bedroom/One Bath
                Study Down w/View
   6            Executive One                    893                    666
                Bedroom/One Bath
                Study Up w/View

         The apartments provide a combined total of approximately 169,000 square feet of net rentable area.

         Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one-bedroom, one-bath apartment (executive-down) rented for $455 in 1992, $460 in 1993, $500 in 1994, $545 in 1995 and $560 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $6.58, $6.65, $7.52, $7.88 and $8.10, respectively.


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         The buildings are wood frame construction with a combination of brick veneer and wood siding on concrete slab foundations.
Roofs are pitched composition shingles.

         The Property includes a swimming pool and deck, hot tub/whirlpool, weight room, sand volleyball court, basketball court, gas grills, picnic area, laundry room, curb-side trash pick-up and access gates. The Property also has a clubhouse. There is ample paved parking for tenants, each of whom is assigned one covered parking space and one uncovered parking space.

         Each apartment unit has wall-to-wall carpeting in the living area and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and an individually controlled heating and air conditioning unit. Each apartment has ceiling fans and a private balcony or patio. Each kitchen has a refrigerator/freezer with ice maker, electric range and oven, dishwasher, microwave and garbage disposal. Some units also feature decorator bookcases, pass through bar, vaulted ceilings and washer/dryer connections. Currently, the owner of the Property pays for cold water, sewer service and trash removal. The tenants pay for their electricity service, which includes cooking, lighting, heating, hot water and air conditioning. The apartment units have recently been separately metered for water and sewer charges, and it is expected that tenants will bear these charges as leases are renewed or new leases are entered into.

         There are at least five apartment properties which compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy in nearby competing properties now averages approximately 91%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 93% in 1992, 94% in 1993, 96% in 1994, 95% in 1995 and 96% in 1996. On April 23, 1997, the Property was 96% occupied. The residents are a mix of white-collar and blue-collar workers and retired persons.

         The following table sets forth the 1996 real estate tax information on the Property:


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  Jurisdiction            Assessed Value           Rate            Tax
-----------------         --------------         --------      -----------
County of Tarrant           $5,600,000           $2.54706      $142,635.58

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $5,114,687.00) will be depreciated over
27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Internal Revenue Code of 1986, as amended ("the Code"). Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Advisor and the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

1. Dallas generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in very good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

3. The Property is conveniently proximate to many retail centers, businesses, restaurants and entertainment-related facilities. Accordingly, the Advisor believes that the Company is and can continue to be perceived as a desirable location for residents.

         Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, the Company will pay Cornerstone Realty Income Trust, Inc. a property acquisition fee equal to 2% of the purchase price of the

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Property, or $154,978.  Cornerstone Realty Income Trust, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

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                                   ITEM 7.a.*





* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.


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                                   ITEM 7.b.*


* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Apple Residential Income Trust, Inc.


Date: May 9, 1997              By: /s/ Glade M. Knight
                                   -------------------
                                         Glade M. Knight
                                         President
                                         of Apple Residential
                                         Income Trust, Inc.

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                                  EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                          Form 8-K dated May 9, 1997


Exhibit Number           Exhibit                             Page Number
--------------           -------                             -----------
    10.1            Purchase Contract for The
                    Arbors on Forest Ridge
                    Apartments

    10.2            Property Management Agreement
                    for The Arbors on Forest Ridge
                    Apartments

    23.1            Consent of Independent Auditors*


* To be filed by amendment.


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